UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2023

ROSE HILL ACQUISITION CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40900	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

981 Davis Drive NW, Atlanta, GA 30327
(Address of principal executive offices) (Zip Code)

(607) 279 2371
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	ROSEU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	ROSE	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ROSEW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, Rose Hill Acquisition Corporation (the “Company”) received a notice on January 24, 2023, from the staff (“Staff”) of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”), indicating that the Company was no longer in compliance with certain requirements of the Nasdaq Listing Rules. In order for the Company to maintain its listing on Nasdaq, on February 7, 2023, the Company submitted a plan of compliance to the Staff addressing how the Company intended to regain compliance with the Nasdaq Listing Rules, which was later supplemented with additional information on February 22, 2023. On March 24, 2023, the Staff granted the Company an extension until July 24, 2023, by which time the Company was required to file with the Securities and Exchange Commission (“SEC”) and Nasdaq a public document showing that the Company had regained compliance with the Nasdaq Listing Rules.

On July 26, 2023, the Company received a delisting determination letter (the “Determination Letter”) from the Staff notifying the Company that (i) it had not regained compliance with Nasdaq Listing Rule 5550(a)(4) requiring a minimum of 500,000 publicly held shares and (ii) the Company’s Class A ordinary shares, warrants and units are subject to delisting from The Nasdaq Capital Market. The Determination Letter further noted that, unless the Company requests an appeal of the Staff’s determination with the Nasdaq Hearings Panel (the “Panel”), trading of the Company’s Class A ordinary shares, warrants and units on The Nasdaq Capital Market will be suspended at the opening of business on August 4, 2023, and a Form 25-NSE would be filed with the SEC removing the Company’s securities from listing and registration on The Nasdaq Capital Market.

With respect to the Determination Letter, the Company intends to timely request a hearing before the Panel to appeal the Staff’s determination. The hearing request will stay the suspension and delisting of the Company’s securities pending a decision by the Panel. The Panel may, in its discretion, grant the Company an additional compliance period to regain compliance and maintain its Nasdaq listing; however, there can be no assurance that the Panel will grant such additional time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSE HILL ACQUISITION CORPORATION

	By:	/s/ Albert Hill IV
Name: Albert Hill IV
Title: Co-Chief Financial Officer and Director

Date: August 1, 2023